                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 25, 2005



                              UNITED BANCORP, INC.
                         (Name of Issuer in its charter)



Ohio                            0-16540                    34-1405357
------------------              -------                    ----------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               Identification
incorporation)                                             Number)



201 South 4th Street, Martins Ferry, Ohio                  43935-0010
-----------------------------------------                  ----------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (740) 633-0445


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 25, 2005, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of, respectively, the three and twelve month periods ended December 31, 2004, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

     99 Press release dated January 25, 2005, announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended December 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 27, 2005                           United Bancorp, Inc.


                                                   /s/ Mr. James W. Everson
                                                   ------------------------
                                          By:      James W. Everson
                                                   Chairman, President and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION OF EXHIBIT

     99 Press release dated January 25, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended December 31, 2004.






                                       3